ADDENDUM

This Addendum to the Reseller Agreement dated the 11th day of May, 2005 between Metals & Arsenic Removal Technology, Inc. ("MARTI") and Essentially Yours Industries, Inc. ("EYI") is dated for reference June 1, 2005.

      1. MARTI agrees to exclusively provide EYI with a unit which removes nitrates, nitrites and arsenic from water.

      2. MARTI agrees to provide EYI with an exclusively designed pitcher which has been uniquely modified from their standard pitcher design.

      3. MARTI agrees to provide funding, up to a maximum of $10,000, for the production of a promotional DVD which demonstrates the arsenic removal unit. Any amounts over $10,000 will be subject to approval from MARTI.

      4. MARTI agrees that it will be responsible for paying all production costs directly to the suppliers and that EYI will be held harmless from any unpaid debts between MARTI and the service providers of the DVD's development. These suppliers include, but not limited to, the production company, set costs, crew and actors.

      4. MARTI agrees that EYI's President, Mr. Jay Sargeant will have full creative and managing control over the DVD's concept, production, staffing, and scripting.

      5. MARTI agrees that the DVD will contain a demonstration of the arsenic removal unit which will be preformed by Mr. Sargeant.

If this Addendum accurately reflects your understanding and serves as a declaration of good faith, please indicate your agreement by signing herewith.

ESSENTIALLY YOURS INDUSTRIES, INC.


By: /s/ Dori O'Neill
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Name:   Dori O'Neill
        -----------------------------------------------------
Title:  Chief Operations Officer and Executive Vice President
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Date: June 7, 2005

METAL AND ARSENIC REMOVAL TECHNOLOGY, INC.

By: /s/ George A. Moore III
    ---------------------------------------------------------
Name:   George A. Moore III
        -----------------------------------------------------
Title:  Chief Operations Officer
        -----------------------------------------------------

Date: June 7, 2005